UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2026

ALT5 SIGMA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-19621	41-1454591
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8548 Rozita Lee Avenue, Suite 305

Las Vegas, NV 89113

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALTS	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 27, 2026, ALT5 Sigma Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to vote on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 3, 2026 and updated on February 6, 2026. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring on the date of the Company’s next Annual Meeting or until their respective successors are duly elected and qualified:

	Votes
Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Zachary Witkoff	29,558,662	278,462	25,015,729
Tony Isaac	29,567,556	269,568	25,015,729
Zachary Folkman	28,914,712	922,412	25,015,729
Nael Hajjar	26,971,002	2,866,122	25,015,729
John Bitar	27,025,989	2,811,135	25,015,729
Dr. Adel Elmessiry, Ph.D.	29,570,518	266,606	25,015,729
Tim Stanley	29,570,671	266,453	25,015,729

Proposal No. 2 – Ratification of Independent Accounting Firm

The Company’s stockholders ratified the appointment of L J Soldinger Associates, LLC as the Company’s independent registered public accounting firm for fiscal 2025.

Votes
For	Against	Abstain
52,739,070	2,022,767	91,016

Proposal No. 3 – Proposal To Adjourn The Annual Meeting

The Company’s stockholders approved the proposal to adjourn the Annual Meeting.

Votes
For	Against	Abstain
49,839,502	4,851,349	162,002

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALT5 Sigma Corporation

By:	/s/ Tony Isaac
Name:	Tony Isaac
Title:	Acting Chief Executive Officer

Dated: March 2, 2026